THE TERMS AND CONDITIONS OF THE RIGHTS OFFERING ARE SET FORTH IN THE COMPANY’S PROSPECTUS SUPPLEMENT DATED JULY 18, 2022 (THE “PROSPECTUS SUPPLEMENT”) AND ARE INCORPORATED HEREIN BY REFERENCE. COPIES OF THE PROSPECTUS AND PROSPECTUS SUPPLEMENT ARE AVAILABLE UPON REQUEST FROM BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC., THE SUBSCRIPTION AGENT, BY CALLING (855) 793-5068.
SUMMIT THERAPEUTICS INC.
BENEFICIAL OWNER ELECTION FORM
I (We), the beneficial owner(s) of shares of common stock, par value $0.01 per share (the “Common Stock”), of Summit Therapeutics Inc., a Delaware corporation (the “Company”), acknowledge receipt of your letter, the Company’s prospectus dated October 15, 2020 (as supplemented by the Prospectus Supplement, the “Prospectus”), and the other enclosed materials relating to the offering of shares of Common Stock issuable upon the exercise of subscription rights (“Subscription Rights”) as described in the Prospectus Supplement.
In this form, I (we) instruct you whether to exercise Subscription Rights to purchase shares of Common Stock distributed with respect to the Common Stock held by you for my (our) account, pursuant to the terms and subject to the conditions set forth in the Prospectus Supplement and the related “Form of Instructions for Use of Summit Therapeutics Inc. Non-Transferable Subscription Rights Certificates.”
I (We) hereby instruct you as follow:
(CHECK THE APPLICABLE BOXES AND PROVIDE ALL REQUIRED INFORMATION)

Box 1.	☐	Please DO NOT EXERCISE SUBSCRIPTION RIGHTS for shares of Common Stock.

If you checked Box 1, please sign and date this form and mail it to your broker, custodian bank or your other nominee that holds your shares.

Box 2.	☐	Please EXERCISE SUBSCRIPTION RIGHTS for shares of Common Stock as set forth below.

If you checked Box 2, please fill out the table shown below. Next, please check Box 3 and/or Box 4, as applicable, and fill out the information indicated under Box 3 and/or Box 4, as applicable. Please then sign and date this form and mail it to your broker, custodian bank or other nominee that holds your shares.

The number of Subscription Rights for which the undersigned gives instructions for exercise under the subscription privilege should not exceed the number of Subscription Rights that the undersigned is entitled to exercise.

	Number of Shares Owned		Initial Ratio		Number of Shares of Common Stock Subscribed For		Per Share Initial Subscription Price (the “Initial Price”)		Payment
Basic Subscription Right:		x	0.9436442	=		x	$ 1.08	=	$_________ (Line 1)
Over-Subscription Right:						x	$ 1.08	=	$_________ (Line 2)
Total Payment Required:									$_________ (Sum of Lines 1 and 2)

Box 3.	☐	Payment in the following amount is enclosed: $__________.

Box 4.	☐	Please deduct payment of $__________ from the following account maintained by you:

The total of Box 3 and 4, together, must equal the sum of lines 1 and 2 from Box 2 above.

Type of Account: _________________ Account No.: ____________________

I (We) on my (our) behalf, or on behalf of any other person(s) on whose behalf, or under whose directions, I am (we are) signing this form:

•	irrevocably elect to purchase the number of shares of Common Stock indicated above upon the terms and conditions specified in the Prospectus Supplement;

•	understands that if the volume weighted-average price of the Common Stock for the five (5) consecutive trading days at 4:00 p.m., Eastern Time, on July 5, 2022 (the “Alternate Price”) is lower than the Initial Price, any excess subscription amounts paid by me (us) will be put towards the purchase of additional shares in the rights offering (either towards my (our) Basic Subscription Right, if available, or towards the Over-Subscription Right if I (we) have already exercised my (our) Basic Subscription Right in full); and

•	agree that if I (we) fail to pay for the shares of Common Stock I (we) have elected to purchase, you may exercise any remedies available to you under law.

Name of beneficial owner(s): ____________________

Signature of beneficial owner(s): ______________________

Date: ________________________

If you are signing in your capacity as a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or another acting in a fiduciary or representative capacity, please provide the following information:

Name: __________________________

Capacity: ________________________

Address (including Zip Code): _________________________

Telephone Number: ________________________

PLEASE MAKE SURE THAT YOU USE THE CORRECT ADDRESS. You may want to check this address with your broker.